Cash Flow Information	12 Months Ended
Mar. 31, 2020
Supplemental Cash Flow Elements [Abstract]
Cash Flow Information
6. Cash Flow Information
The following table provides information about Cash, Cash Equivalents and Restricted Cash which are included in the Company’s consolidated balance sheets as of March 31, 2019 and 2020, respectively.

	Millions of yen
	2019	2020
Cash and Cash Equivalents	¥1,161,032	¥982,666
Restricted Cash	122,548	152,618

Cash, Cash Equivalents and Restricted Cash	¥1,283,580	¥1,135,284

Cash payments during fiscal 2018, 2019 and 2020 are as follows:

	Millions of yen
	2018	2019	2020
Cash payments:
Interest	¥75,013	¥92,424	¥99,788
Income taxes, net	181,854	67,065	124,236
Non-cash
activities in fiscal 2018, 2019 and 2020 are as follows.
In fiscal 2018 and 2019, real estate under operating leases of ¥226 million and ¥1,373 million, respectively, were recognized with the corresponding amounts of installment loans being derecognized as a result of acquiring real estate collateral. In fiscal 2019, property under facility operations of ¥28 million was recognized with the corresponding amounts of installment loans being derecognized as a result of acquiring real estate collateral. In fiscal 2019 and 2020, other assets of ¥320 million and ¥29 million, respectively, were recognized
with the corresponding amounts of installment loans being derecognized as a result of acquiring real estate collateral.
In fiscal 2018, assets and liabilities decreased by ¥4,313 million and ¥2,304 million in the Company’s consolidated balance sheet due to deconsolidation of a subsidiary and certain VIEs which had been consolidated by certain subsidiaries. The derecognized assets mainly consist of installment loans, and the derecognized liabilities mainly consist of long-term debt. In fiscal 2019, assets and liabilities decreased by ¥12,805 million and ¥12,265 million
,
in the Company’s consolidated balance sheet due to deconsolidation of a subsidiary and certain VIEs which had been consolidated by certain subsidiaries. The derecognized assets mainly consist of installment loans and property under facility operations, and the derecognized liabilities mainly consist of long-term debt. In fiscal 2020, assets and liabilities decreased by ¥1,281 million and ¥33 million in the Company’s consolidated balance sheet due to deconsolidation of a subsidiary and certain VIEs which had been consolidated by certain subsidiaries. The derecognized assets mainly consist of investment in securities, and the derecognized liabilities mainly consist of other liabilities. Derecognition of these assets and liabilities were not included in cash flows from investing activities or financing activities in the consolidated statements of cash flows because they did not involve cash transactions.
On April 1, 2019, the Company and its subsidiaries adopted New Lease Standard, which resulted in a gross up of ROU assets and corresponding lease liabilities. ROU assets obtained in exchange for lease liabilities were not included in cash flows from investing activities or financing activities because they did not involve cash transactions. For further information, see Note 1 “Significant Accounting and Reporting Policies (ag) New accounting pronouncements” and Note 7 “Leases.”